UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2025

PrimeEnergy Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-7406	84-0637348
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PNRG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PRIMEENERGY RESOURCES CORPORATION

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) June 27, 2025, the Audit Committee (the “Committee”) of the Board of Directors of PrimeEnergy Resources Corporation (the “Company”), approved the dismissal of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm. On June 27, 2025 (the “Dismissal Date”), the Company notified Grassi of its dismissal effective immediately.

Grassi’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2024 and 2023 and in the subsequent interim period through the Dismissal Date, there were (i) no disagreements between the Company and Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grassi with a copy of this Current Report on Form 8-K, and requested that Grassi furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Grassi agrees with the disclosures contained in this Current Report on Form 8-K, and, if not, stating the respects in which it does not agree. The Company has received the requested letter from Grassi and a copy of Grassi’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, on June 27, 2025 (the “Engagement Date”), the Committee approved the engagement of Withum Smith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm. Withum was formally engaged on June 27, 2025.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the Engagement Date, neither the Company nor anyone on its behalf has consulted with Withum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of Grassi & Co., CPAs, P.C., dated June 30, 2025, regarding change in independent registered public accounting firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2025	PrimeEnergy Resources Corporation By: /s/ Beverly A. Cummings Name: Beverly A. Cummings Executive Vice President